EXHIBIT 10.2

Adaiah Distribution Inc.
Subscription Agreement

Dear Sirs:

The undersigned (the "Purchaser") acknowledges that I have received and reviewed the Prospectus of Adaiah Distribution Inc., dated__________ 2013.

Concurrent with execution of this Agreement, the Purchaser is purchasing _____________________ (_______) shares of Common Stock of Adaiah Distribution Inc., a Nevada corporation (the "Company") at a price of $0.04 per Share (the "Subscription Price").  Purchaser hereby confirms the subscription for and purchase of said number of shares and hereby agrees to pay herewith the Subscription Price for such Shares.

Purchaser further confirms that Nikolay Titov solicited him/her/it to purchase the shares of Common Stock of the Company and no other person participated in such solicitation other than such person.

MAKE CHECK PAYABLE TO: Adaiah Distribution Inc.

Executed this _____ day of ___________________, 2013.

_________________________________       __________________________________
Signature of Purchaser

____________________________________
Address of Purchaser

____________________________________
Printed Name of Purchaser

PLEASE ENSURE FUNDS ARE IN US DOLLARS

______________________________      X   $0.04 =  US$ _____________________
Number of Shares Purchased                                              Total Subscription Price

Form of Payment: Cash:_____ Check #: _________________Other: _______________

Accepted by Adaiah Distribution Inc.

By: ____________________________________

Nikolay Titov, President